SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549


                          FORM 8-K


                       CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF
           THE SECURITIES AND EXCHANGE ACT OF 1934


 Date of Report (Date of Earliest Event Reported)  March 14, 1997


      AEI INCOME & GROWTH FUND XXI LIMITED PARTNERSHIP
   (Exact Name of Registrant as Specified in its Charter)

                     State of Minnesota
      (State or other Jurisdiction of Incorporation or
                        Organization)




          33-85076C                     41-1789725
   (Commission File Number)          (I.R.S. Employer
                                   Identification No.)


   1300 Minnesota World Trade Center, St. Paul, Minnesota 55101
          (Address of Principal Executive Offices)


                        (612) 227-7333
    (Registrant's telephone number, including area code)


    (Former name or former address, if changed since last report)


Item 2.   Acquisition or Disposition of Assets.

       On March 14, 1997, the Partnership acquired land in San Antonio, Texas from Champps Entertainment of Texas, Inc. The purchase price of the land was approximately $1,015,000. Champps Entertainment of Texas, Inc. is not affiliated with the Partnership.

       On March 19, 1997, the Partnership purchased a newly constructed Denny's restaurant in Covington, Louisiana from Huntington Restaurants Group, Inc. The total cash purchase price of the land and building was approximately $1,255,489. Huntington Restaurants Group, Inc. is not affiliated with the Partnership.

       The cash, used in purchasing the properties, was from the proceeds of sale of Limited Partnership Units.

Item 7.   Financial Statements and Exhibits.

          (a) Financial statements of businesses acquired.  -
              Not    Applicable.     Property    was    newly
              constructed.

          (b) On March 14, 1997, the Partnership purchased land for $1,015,000. On March 19, 1997, the
              Partnership purchased a newly constructed restaurant for $1,255,489. The properties were acquired with cash which was provided from proceeds of sale of Limited Partnership Units. A limited number of proforma adjustments are required to illustrate the effects of the transactions on the balance sheet and income statement. The following narrative description is furnished in lieu of the proforma statements:

             Assuming the Partnership had purchased the properties on January 1, 1996, the Partnership's Investments in Real Estate would have been increased by $2,270,489 and its Current Assets (cash) would have been reduced by $2,270,489.

             The Total Income for the Partnership would have increased from $1,341,753 to $1,447,245 for the year ended December 31, 1996 if the Partnership had owned the properties during the period. The increase is attributable to the Rental Income the Partnership would have received from the properties of $224,693 partially offset by a decrease of Investment Income of approximately $119,201 for the year ended December 31, 1996.

             Depreciation Expense would have increased by $33,808 for the year ended December 31, 1996.

             The net effect of these pro forma adjustments would have caused Net Income to increase from $912,232 to $983,916, which would have resulted in Net Income of $55.86 per Limited Partnership Unit outstanding for the year ended December 31, 1996.

          (c)Exhibits

              Exhibit 10.1 - Development
                             Financing  Agreement  dated   March
                             14,  1997  between the  Partnership
                             and   Champps   Entertainment    of
                             Texas,   Inc.   relating   to   the
                             property    at   11440   Interstate
                             Highway 10, San Antonio, Texas.

              Exhibit 10.2 - Net Lease Agreement
                             dated  March  14, 1997 between  the
                             Partnership       and       Champps
                             Entertainment   of   Texas,    Inc.
                             relating  to the property at  11440
                             Interstate    Highway    10,    San
                             Antonio, Texas.

              Exhibit 10.3 - Construction  Loan
                             Commitment  dated  March  29,  1996
                             between  AEI Fund Management,  Inc.
                             and  Huntington Restaurants  Group,
                             Inc.  relating to the  construction
                             of    a   Denny's   restaurant   in
                             Covington,  Louisiana (incorporated
                             by  reference to Exhibit  10.11  of
                             Post-Effective  Amendment   #8   to
                             Form  SB-2  Registration  Statement
                             filed   with   the  Commission   on
                             August 14, 1996).

              Exhibit 10.4 - Purchase   and
                             Leaseback  Commitment  dated  March
                             29,    1996   between   AEI    Fund
                             Management,  Inc.  and   Huntington
                             Restaurants  Group,  Inc.  relating
                             to  the  sale  and leaseback  of  a
                             Denny's  restaurant  in  Covington,
                             Louisiana     (incorporated      by
                             reference to Exhibit 10.12 of Post-
                             Effective Amendment #8 to Form  SB-
                             2   Registration  Statement   filed
                             with  the Commission on August  14,
                             1996).

              Exhibit 10.5 - Assignment   of
                             Construction  Loan  Commitment  and
                             Sale    and   Leaseback   Financing
                             Commitment  dated August  8,  1996,
                             concerning  those  documents   with
                             Huntington Restaurants Group,  Inc.
                             and  AEI Fund Management, Inc.,  to
                             the  Partnership, relating  to  the
                             sale  and  leaseback of  a  Denny's
                             restaurant in Covington,  Louisiana
                             (incorporated   by   reference   to
                             Exhibit   10.13  of  Post-Effective
                             Amendment    #8   to   Form    SB-2
                             Registration Statement  filed  with
                             the   Commission  on   August   14,
                             1996).

             Exhibit  10.6 - Net Lease Agreement
                             dated  March  19, 1997 between  the
                             Partnership     and      Huntington
                             Restaurants  Group,  Inc.  relating
                             to   the  property  at  720   North
                             Highway 190, Covington, Louisiana.


                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          AEI INCOME & GROWTH FUND XXI LIMITED PARTNERSHIP

                          By:  AEI Fund Management XXI, Inc.
                               Its:  Managing General Partner


Date:  March 25, 1997         By: /s/ Mark E Larson
                                      Mark E. Larson
                                      Its Chief Financial Officer
                                      (Principal Accounting and
                                       Financial Officer)